Marketable securitiesMarketable securities (Schedule of fair value and amortized cost of the available-for-sale securities by contractual maturity) (Details) - USD ($) $ in Thousands	Dec. 31, 2022	Dec. 31, 2021
Amortized Cost
Due within one year	$ 245,615
Due after one year through two years	196,294
Total	441,909
Fair Value
Due within one year	241,293
Due after one year through two years	189,839
Total	$ 431,132	$ 435,674